UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): March 18, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



 ==============================================================================

Item No. 5    Press release dated 18 March, 2004 - Contract Renewal

                                                                Press enquiries:
         Patrick Murphy, tel + 44 115 906 4151, email patrick.Murphy@marconi.com
                  Joe Kelly tel: + 44 207 306 1771; email: joe.kelly@marconi.com

                                                             Investor enquiries:
           Heather Green tel: + 44 207 306 1735; email:heather.green@marconi.com


   MARCONI SIGNS MULTI-MILLION EURO FRAME CONTRACT RENEWAL WITH BELGACOM FOR
                                  OPTICAL CORE

 Marconi to supply Belgacom with next-generation optical equipment as broadband demand increases traffic in the core

LONDON - March 18, 2004 - Belgian telecommunication service provider Belgacom has awarded Marconi Corporation plc (London: MONI and NASDAQ: MRCIY) and its service partner Tein Telecom a three-year frame contract extension for optical transmission equipment and services. This extension renews an existing agreement signed in 2000 and includes products from Marconi's newly launched next-generation optical portfolio. It will give Belgacom more network capacity, improved flexibility and lower cost-per bit of data transferred to support the increasing traffic volumes generated by its nationwide Digital Subscriber Line
(DSL) roll-out.

Belgacom will use Marconi's next-generation optical technology to converge existing Synchronous Digital Hierarchy (SDH) into an intelligent and simplified network core. This will improve Belgacom's ability to provide new broadband services, such as video and online gaming, that require more bandwidth and less network contention than fast internet access, which up until now has driven DSL demand.

Marconi has introduced four new optical platforms in the past year, including the MSH2K core optical switch, the OMS 16-64 (formerly SMA16-64) multiplexer, MSH64C multiplexer and cross connect and the SmartPhotoniX Multihaul transmission platform.

"Belgacom is one of Europe's leading public network operators, widely acknowledged as a world-class service provider," said Rod Smith, EVP Marconi Northern Europe. "Our renewed partnership demonstrates the strength and depth of our customer relationships and the quality of service, both of Marconi and our local partner, Tein Telecom. This renewal provides continuity for Belgacom and shows that our vision and portfolio match their next-generation network demands."

ENDS/...

Notes to Editors

About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on NASDAQ under the ticker MRCIY. Additional information about Marconi Corporation can be found at www.marconi.com.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 20-F report and Form 6-K reports filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.




END


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: March 18, 2004